NEWBUILDINGS	12 Months Ended
Dec. 31, 2021
Newbuildings [Abstract]
NEWBUILDINGS	NEWBUILDINGS
As part of the Vessel Acquisitions we acquired three newbuildings through acquisition of shares of three special purpose companies ("SPCs") with shipbuilding contracts (Golden Spray, Golden Fast and Golden Furious). Total consideration transferred for the shares in the SPCs amounted to $44.2 million, representing the purchase price, less remaining capital expenditure commitments, and in addition included $0.6 million working capital payment which was recorded as ‘Other assets’. Further, final payments to the shipyards for all three newbuildings amounted to $68.4 million, which was paid net of $2.5 million penalty received from shipyards for late delivery of newbuildings (liquidated damages). In order to make a final settlement with the shipyards, we made a cash draw down on $413.6 million Sterna facility of $63.0 million. Out of total $2.5 million in liquidated damages received from the shipyards by us, $2.2 million were reimbursed to Hemen (for the period when newbuildings belonged to Hemen). In addition, we paid $2.1 million predelivery and technical supervision costs. Total newbuilding balance of $116.4 million was transferred to Vessel and Equipment upon delivery of newbuildings. There is no remaining newbuildings balance for Golden Spray, Golden Fast and Golden Furious as of December 31, 2021.

In September 2021, the Company entered into an agreement for the construction of three high-specification latest generation 85,000 dwt ECO-type Kamsarmax vessel. In October 2021, the Company paid first installments of $15.2 million. Outstanding contractual commitments of $85 million are due between the first quarter of 2022 and first quarter of 2024.

In October 2021, the Company entered into agreement to construct four Kamsarmax vessels. The contract price of $137.6 million is payable in several installments between the fourth quarter of 2021 and the fourth quarter of 2023. In 2021, the Company paid first installments of $20.9 million.

The balance as of 31.12.2021 relates to seven Kamsarmax newbuildings described above and amounts to $35.7 million.

Remaining Kamsarmax commitments will be partly financed with the proceeds from the sales of older vessels. Including the February 2022 sale of three older Panamax vessels (refer to Note 31, ''Subsequent events''), we generated aggregate net cash proceeds of around $60 million over the last 15 months, representing the majority of the estimated required equity to fund remaining commitments. Remaining contractual commitments will be financed through the above-mentioned vessel sales proceeds, operating cash flows and debt financing to be established closer to the delivery of the newbuildings.